Goldman Sachs Funds

REAL ESTATE SECURITIES FUND

Semiannual Report June 30, 2001

Long-term growth of capital and dividend income through a diversified portfolio of REITs.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Market Overview

Dear Shareholder,

Despite a strong showing during the second quarter of 2001, the overall equity market declined during the six-month reporting period. A weakening economy, falling corporate profits and the increased threat of a recession all took their toll on U.S. stock prices.

Economic Review

During the reporting period, economic activity in the U.S. has declined sharply. Initially, this took the form of weaker production, higher unemployment claims and lower consumer confidence. This information triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias as the reporting period began.

In January 2001, the Fed began a series of rapid interest rate cuts to reverse the economic slowdown. It began with an unexpected 50 basis point cut on January 3, 2001, and this unusual move was followed up by five additional easings during the period. This aggressive action, totaling 275 basis points of cuts in less than six months, demonstrated the Fed’s commitment to stimulate economic growth. In fact, during the 1990-91 recession, it took the Fed 17 months to lower rates a comparable amount.

Market Review

The weakness in the US equity market that prevailed in 2000 continued unabated in the first quarter of 2001. During that time, the S&P 500 Index fell 11.86%, the Russell 2000 Index dropped 6.51% and the NASDAQ Composite Index plunged 25.51%. Virtually all sectors were flat to down, as investors fled to “safe-havens,” such as fixed income securities.

During the second quarter, the markets reversed course, with the S&P 500 Index rising 5.85%, the Russell 2000 Index leaping 14.41% and the NASDAQ Composite Index soaring 17.40%. Investor optimism grew as concerns over weak corporate earnings slightly subsided. While companies continued to experience a sluggish business environment, this atmosphere did not deter stock prices. The reason for this was twofold. First, investors assumed that the multiple interest rate cuts would spur corporate investment in the near future. Second, investors had already anticipated negative earnings news and much of this was already reflected in the price of stocks.

In summary, the market gyrations we have experienced continue to emphasize the importance of maintaining a long-term approach with your investments. We also urge you to consult with your financial advisor during periods of extreme volatility. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

	David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood CO-Head, Goldman Sachs Asset Management

July 12, 2001

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Fund Basics

as of June 30, 2001

PERFORMANCE REVIEW
December 31, 2000– June 30, 2001	Fund Cumulative Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index[2]

Class A	7.93%	9.76%
Class B	7.55	9.76
Class C	7.52	9.76
Institutional	8.21	9.76
Service	8.05	9.76

[1] The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance reflects the investment of dividends and other distributions. Total return figures are not annualized.

[2] The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.

STANDARDIZED ANNUAL TOTAL RETURNS [3]
For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	15.78%	16.42%	20.45%	22.99%	22.66%
Since Inception	7.75	8.10	9.07	10.31	9.86
(7/27/98)

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Annual Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 6/30/01[4]
Holding	% of Total Net Assets	Line of Business

Starwood Hotels & Resorts Worldwide, Inc.	6.3%	Leisure
Spieker Properties, Inc.	5.5	Office
Apartment Investment & Management Co.	5.5	Multi-Family
Equity Office Properties Trust	5.3	Office
Equity Residential Properties Trust	4.9	Multi-Family
Boston Properties, Inc.	4.9	Office
ProLogis Trust	4.7	Industrial
Duke-Weeks Realty Corp.	4.3	Mixed Properties
Catellus Development Corp.	4.0	Mixed Properties
General Growth Properties, Inc.	3.5	Regional Malls

[4] The top 10 holdings may not be representative of the Fund’s future investments.

An investment in real estate securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Real Estate Securities Fund. This semiannual report covers the six-month period ended June 30, 2001.

Performance Review

Over the six-month period that ended June 30, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated, respectively, 7.93%, 7.55%, 7.52%, 8.21% and 8.05% cumulative total returns. Over the same time period the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) generated a 9.76% cumulative total return.

REIT Market Review

During the reporting period Real Estate Securities Fund’s total return outperformed most other major market equity indices, including the S&P 500 Index, NASDAQ Composite Index and the Russell 2000 Index. We attribute this outperformance to a combination of investors’ search for value and safety, along with solid, although weakening, fundamentals in the real estate space markets. These fundamentals have resulted in visible and stable earnings.

Portfolio Positioning

During the period, sector selection detracted from results, while stock selection mitigated this underperformance. However, this analysis misses the root cause of our results versus our benchmark. High-yielding REITs delivered the best performance in the first half of 2001. These higher yielding names tend to be deeper value, less well-managed companies. The Fund’s predominant investment thesis continues to be one of identifying companies with superior management teams and business strategies that possess undervalued growth opportunities, as opposed to companies that trade at deep value. Our investment philosophy has historically provided us with consistent outperformance of our peer group, as well as of the index since the Fund’s inception.

In terms of portfolio activity, we have moderated our overweight in the Office/Industrial and Mixed Property sectors, as their fundamentals have weakened considerably over the past six months. Specifically, available supply has increased as profitless companies, funded by venture capital, are going out of business and putting existing space back on the market. Further, demand for office and industrial space has greatly diminished from its historic pace of 2000, as financially viable companies delay leasing decisions, due to the current economic uncertainty. Despite weakening fundamentals in this sector, we remain slightly overweight, as we believe that the embedded rent growth due to long duration leases will allow select landlords to continue to generate solid, consistent earnings growth. Further, high barriers to entry inhibiting new supply in many central business districts should allow for better than average revenue growth in companies focused on this strategy.

We are slowly adding to our weighting in the lodging sector, despite continued weak earnings and a bleak outlook through at least the end of this year. Due to the current outlook, the pipeline of new hotel projects has already contracted dramatically. Assuming we have some

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

economic expansion over the next two years, and given that it takes a minimum of two to three years to develop a full-service hotel, we appear headed for a repeat of the extremely favorable hotel operating environment that existed coming out of the last recession. We believe investors will increasingly be willing to ignore current trends, as they look to the longer term and see sustained growth prospects brought on by favorable supply/demand imbalance. We believe this imbalance should last for several years, not months.

Portfolio Highlights

  Starwood Hotels & Resorts Worldwide, Inc. — While we have modestly reduced our weighting in Starwood, it remained the Fund’s largest holding as of June 30, 2001. Of the major hotel companies, we continue to believe that Starwood offers the most upside potential, due to their global platform and diversified stable of hotel brands (Westin and Sheraton being the two most prominent examples). In addition, as noted above, we believe that shortly hotels will enter a period of sustained prosperity, due to dramatic decreases in new supply.

  Spieker Properties, Inc. — One of the key criteria we have for owning a stock is a belief that management’s interests are aligned with ours — maximizing total return. Excellent management was one of the dominant themes in making Spieker one of our largest holdings. This belief in management was rewarded, as it agreed to be acquired by another office REIT at a significant premium. This resulted in Spieker being our top performing stock for the first six months of this year, and one of our top total return generators since the Fund’s inception.

  General Growth Properties, Inc. — General Growth returned 12% over the first six months of the year, positively affecting the Fund’s total return. This performance illustrates the importance and stability of REITs’ long term leases. Even during the most difficult retail environment in nearly ten years, a period during which many retailers have reported dramatic decreases in earnings, General Growth Properties and other mall REITs have not only maintained their earnings, but they have grown them. This earnings growth, coupled with a solid dividend, has driven the firm’s strong performance year-to-date.

Portfolio Outlook

We continue to focus on exploiting market inefficiencies by identifying undervalued growth opportunities. We believe, consistent with our recent history, that over the long term, better companies will provide better total rates of return. We expect continued, moderating, upward pressure on real estate securities share prices. This is based on solid fundamentals, strong cash flow into the sector, attractive valuations, steady and visible earnings growth and low volatility relative to the broader market.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

July 12, 2001

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Real Estate Securities Fund. For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Real Estate Securities Fund’s Lifetime Performance

Growth of a $10,000 Investment, July 27, 1998 to June 30, 2001.

Average Annual Total Return through June 30, 2001	Since Inception	One Year	Six Months(a)

Class A (commenced July 27, 1998)
Excluding sales charges	9.84%	22.47%	7.93%
Including sales charges	7.75%	15.78%	1.99%

Class B (commenced July 27, 1998)
Excluding contingent deferred sales charges	9.06%	21.57%	7.55%
Including contingent deferred sales charges	8.10%	16.42%	2.47%

Class C (commenced July 27, 1998)
Excluding contingent deferred sales charges	9.07%	21.48%	7.52%
Including contingent deferred sales charges	9.07%	20.45%	6.50%

Institutional Class (commenced July 27, 1998)	10.31%	22.99%	8.21%

Service Class (commenced July 27, 1998)	9.86%	22.66%	8.05%

(a)	Not annualized

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 95.8%

Industrial – 8.1%
47,200	Keystone Property Trust	$ 632,008
254,700	Liberty Property Trust	7,539,120
502,400	ProLogis Trust	11,414,528

		19,585,656

Leisure – 10.3%
162,300	FelCor Lodging Trust, Inc.	3,797,820
83,600	Hospitality Properties Trust	2,382,600
104,600	Prime Hospitality Corp.*	1,239,510
409,200	Starwood Hotels & Resorts Worldwide, Inc.	15,254,976
855,200	Wyndham International, Inc.*	2,138,000

		24,812,906

Manufactured Housing – 0.9%
82,000	Manufactured Home Communities, Inc.	2,304,200

Mixed Properties – 17.5%
56,000	Brandywine Realty Trust	1,257,200
548,600	Catellus Development Corp.*	9,573,070
268,400	Cousins Properties, Inc.	7,206,540
415,300	Duke-Weeks Realty Corp.	10,320,205
67,000	Highwoods Properties, Inc.	1,785,550
232,300	Prentiss Properties Trust	6,109,490
153,700	Vornado Realty Trust	6,000,448

		42,252,503

Multi-Family – 19.4%
273,500	Apartment Investment & Management Co.	13,182,700
219,800	Archstone Communities Trust	5,666,444
113,500	AvalonBay Communities, Inc.	5,306,125
408,200	Boardwalk Equities, Inc.*	3,098,238
115,200	BRE Properties, Inc.	3,490,560
48,100	Charles E. Smith Residential Realty, Inc.	2,412,215
208,700	Equity Residential Properties Trust	11,801,985
36,400	Essex Property Trust, Inc.	1,803,620

		46,761,887

Office – 22.3%
287,900	Boston Properties, Inc.	11,775,110
86,500	Brookfield Properites Corp.	1,653,015
214,600	Corporate Office Properties Trust	2,146,000
406,700	Equity Office Properties Trust	12,863,921
60,000	Parkway Properties, Inc.	2,115,000
80,500	SL Green Realty Corp.	2,439,955
220,400	Spieker Properties, Inc.	13,212,980
419,600	Trizec Hahn Corp.	7,632,524

		53,838,505

Other – 1.2%
356,500	Equinix, Inc.*	381,455
244,900	HRPT Properties Trust	2,382,877
40,020	Oakwood Homes Corp.	200,100

		2,964,432

Shares	Description	Value

Common Stocks – (continued)

Regional Malls – 7.1%
193,600	CBL & Associates Properties, Inc.	$ 5,941,584
217,600	General Growth Properties, Inc.	8,564,736
84,700	Taubman Centers, Inc.	1,185,800
54,300	The Macerich Co.	1,346,640

		17,038,760

Self-Storage – 1.8%
143,300	Public Storage, Inc.	4,248,845

Shopping Centers – 7.2%
380,200	JDN Realty Corp.	5,170,720
129,100	Kimco Realty Corp.	6,112,885
193,300	Pan Pacific Retail Properties, Inc.	5,025,800
39,000	The Men’s Wearhouse, Inc.*	1,076,400

		17,385,805

TOTAL COMMON STOCKS
(Cost $195,937,946)		$231,193,499

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.3%

Joint Repurchase Agreement Account II ∧
$10,400,000	4.11%	07/02/2001	$ 10,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $10,400,000)			$ 10,400,000

TOTAL INVESTMENTS
(Cost $206,337,946)			$241,593,499

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

Assets:

Investment in securities, at value (identified cost $206,337,946)	$241,593,499
Cash	60,758
Receivables:
Investment securities sold	1,035,305
Dividends and interest	1,016,220
Reimbursement from adviser	5,038
Other assets	19,218

Total assets	243,730,038

Liabilities:

Payables:
Investment securities purchased	1,534,390
Options Written, at value (premium received $378,407)	498,200
Amounts owed to affiliates	257,563
Fund shares repurchased	74,799
Accrued expenses and other liabilities	90,496

Total liabilities	2,455,448

Net Assets:

Paid-in capital	200,619,762
Accumulated distributions in excess of net investment income	(343,106)
Accumulated net realized gain from investment and options transactions	5,862,174
Net unrealized gain on investments and options	35,135,760

NET ASSETS	$241,274,590

Net asset value, offering and redemption price per share:(a)
Class A	$11.65
Class B	$11.70
Class C	$11.62
Institutional	$11.68
Service	$11.70

Shares outstanding:
Class A	13,011,785
Class B	659,150
Class C	440,934
Institutional	6,574,665
Service	169

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	20,686,703

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $12.33. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

Investment Income:

Dividends(a)	$ 4,598,690
Interest	168,275

Total income	4,766,965

Expenses:

Management fees	1,056,402
Distribution and Service fees(b)	375,657
Transfer Agent fees(c)	147,910
Custodian fees	37,431
Professional fees	16,154
Registration fees	10,841
Trustee fees	4,062
Other	75,959

Total expenses	1,724,416

Less — expense reductions	(304,567)

Net expenses	1,419,849

NET INVESTMENT INCOME	3,347,116

Realized and unrealized gain on investment and option transactions:

Net realized gain from:
Investment transactions	6,802,157
Options written	355,282
Net change in unrealized gain on:
Investments	6,592,648
Options written	39,611

Net realized and unrealized gain on investment and option transactions	13,789,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,136,814

(a)	Taxes withheld on dividends were $13,126.
(b)	Class A, Class B and Class C had Distribution and Service fees of $328,701, $29,497 and $17,459, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $124,906, $5,604, $3,317, $14,081 and $2, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2001 (Unaudited)	For the Year Ended December 31, 2000

From operations:

Net investment income	$ 3,347,116	$ 6,022,911
Net realized gain from investment and options transactions	7,157,439	1,538,589
Net change in unrealized gain on investments and options	6,632,259	35,078,764

Net increase in net assets resulting from operations	17,136,814	42,640,264

Distributions to shareholders:

From net investment income
Class A Shares	(2,608,356)	(3,635,674)
Class B Shares	(103,186)	(97,285)
Class C Shares	(63,192)	(61,115)
Institutional Shares	(1,480,900)	(2,213,685)
Service Shares	(34)	(59)
In excess of net investment income
Class A Shares	(3,928)	—
Class B Shares	(155)	—
Class C Shares	(95)	—
Institutional Shares	(2,230)	—
Service Shares	—	—
From tax return of capital
Class A Shares	—	(333,125)
Class B Shares	—	(8,914)
Class C Shares	—	(5,600)
Institutional Shares	—	(202,833)
Service Shares	—	(5)

Total distributions to shareholders	(4,262,076)	(6,558,295)

From share transactions:

Proceeds from sales of shares	53,852,876	87,783,466
Reinvestment of dividends and distributions	3,392,585	4,486,239
Cost of shares repurchased	(34,282,387)	(60,302,596)

Net increase in net assets resulting from share transactions	22,963,074	31,967,109

TOTAL INCREASE	35,837,812	68,049,078

Net assets:

Beginning of period	205,436,778	137,387,700

End of period	$ 241,274,590	$205,436,778

Accumulated undistributed (distributions in excess of) net investment income	$ (343,106)	$ 571,854

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
June 30, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

         The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

         Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.

         In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

         At June 30, 2001, the aggregate cost of portfolio securities for federal income tax purposes is $207,633,211. Accordingly, the gross unrealized gain on investments was $35,195,880 and the gross unrealized loss on investments was $1,235,592 resulting in a net unrealized gain of $33,960,288.

The Fund had no capital loss carryforwards for federal tax purposes.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

         Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

E.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“The Agreement”) Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

         Goldman Sachs has voluntarily agreed to reduce or limit certain “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed .00% of the average daily net assets of the Fund. For the six months ended June 30, 2001, the adviser reimbursed approximately $139,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2001, the custody fees were reduced by approximately $2,000 under such arrangements.

         Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $234,000 for the six months ended June 30, 2001.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

3. AGREEMENTS (continued)

         The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to .25% of the average daily net assets attributable to the Class A Shares. For the six months ended June 30, 2001, Goldman Sachs has waived approximately $164,000 of the Distribution and Service fees attributable to the Class A Shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

         The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service Shares.

         Goldman Sachs also serves as the Transfer Agent of the Fund for a fee calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

At June 30, 2001, the Fund owed approximately $191,000, $40,000 and $27,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds and sales or maturities of securities (excluding short-term investments) for the six months ended June 30, 2001, were $70,235,251 and $52,298,588, respectively.
For the six months ended June 30, 2001, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

         Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

For the six months ended June 30, 2001, written call option transactions in the Fund were as follows:

Written Options	Number of Contracts	Premium Received

Options outstanding at beginning of period	1,380	$427,096

Options written	2,290	820,577

Options exercised	(2,610)	(869,266)

Options outstanding at end of period	1,060	$378,407

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

         At June 30, 2001, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $10,400,000 in principal amount. At June 30, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$ 500,000,000	4.14%	07/02/01	$ 500,000,000	$ 500,172,500

Barclays Capital, Inc.	1,000,000,000	4.12	07/02/01	1,000,000,000	1,000,343,333

Bear Stearns Companies, Inc.	1,000,000,000	4.12	07/02/01	1,000,000,000	1,000,343,333

Chase Securities, Inc.	2,000,000,000	4.10	07/02/01	2,000,000,000	2,000,683,333

Credit Suisse First Boston Corp.	1,000,000,000	4.10	07/02/01	1,000,000,000	1,000,341,667

Greenwich Capital Markets	100,000,000	4.10	07/02/01	100,000,000	100,034,167

Lehman Brothers	1,000,000,000	4.10	07/02/01	1,000,000,000	1,000,341,667

Salomon Smith Barney Holdings, Inc.	1,000,000,000	4.10	07/02/01	1,000,000,000	1,000,341,667

UBS Warburg LLC	1,399,500,000	4.12	07/02/01	1,399,500,000	1,399,980,495

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$8,999,500,000	$9,002,582,162

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2001, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2001 (Unaudited)		For the Year Ended December 31, 2000

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,176,554	$35,114,658	4,481,246	$44,366,103
Reinvestment of dividends and distributions	203,200	2,239,856	348,684	3,496,677
Shares repurchased	(1,547,541)	(16,870,698)	(4,419,577)	(40,792,578)

	1,832,213	20,483,816	410,353	7,070,202

Class B Shares
Shares sold	227,614	2,541,164	509,751	5,080,349
Reinvestment of dividends and distributions	5,100	56,817	4,026	41,604
Shares repurchased	(58,351)	(634,555)	(81,256)	(839,352)

	174,363	1,963,426	432,521	4,282,601

Class C Shares
Shares sold	174,489	1,930,649	234,120	2,332,550
Reinvestment of dividends and distributions	4,336	48,053	4,737	48,073
Shares repurchased	(10,381)	(114,224)	(46,844)	(472,069)

	168,444	1,864,478	192,013	1,908,554

Institutional Shares
Shares sold	1,285,925	14,266,405	3,547,497	36,004,464
Reinvestment of dividends and distributions	94,985	1,047,820	87,295	899,821
Shares repurchased	(1,531,787)	(16,662,910)	(1,831,521)	(18,198,597)

	(150,877)	(1,348,685)	1,803,271	18,705,688

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	4	39	6	64
Shares repurchased	—	—	—	—

	4	39	6	64

NET INCREASE	2,024,147	$22,963,074	2,838,164	$31,967,109

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From tax return of capital	Total distributions

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2001 - Class A Shares	$11.00	$0.17	(c)	$0.69	$0.86	$(0.21)	$ —	$ —	$(0.21)
2001 - Class B Shares	11.05	0.13	(c)	0.69	0.82	(0.17)	—	—	(0.17)
2001 - Class C Shares	10.98	0.15	(c)	0.66	0.81	(0.17)	—	—	(0.17)
2001 - Institutional Shares	11.03	0.18	(c)	0.70	0.88	(0.23)	—	—	(0..23)
2001 - Service Shares	11.04	0.17	(c)	0.70	0.87	(0.21)	—	—	(0.21)

FOR THE YEARS ENDED DECEMBER 31,

2000 - Class A Shares	8.68	0.44	(c)	2.28	2.72	(0.36)	—	(0.04)	(0.40)
2000 - Class B Shares	8.73	0.40	(c)	2.27	2.67	(0.31)	—	(0.04)	(0.35)
2000 - Class C Shares	8.66	0.39	(c)	2.27	2.66	(0.30)	—	(0.04)	(0.34)
2000 - Institutional Shares	8.69	0.48	(c)	2.30	2.78	(0.40)	—	(0.04)	(0.44)
2000 - Service Shares	8.69	0.44	(c)	2.30	2.74	(0.35)	—	(0.04)	(0.39)

1999 - Class A Shares	9.20	0.38	(c)	(0.48)	(0.10)	(0.38)	(0.02)	(0.02)	(0.42)
1999 - Class B Shares	9.27	0.28	(c)	(0.45)	(0.17)	(0.28)	(0.07)	(0.02)	(0.37)
1999 - Class C Shares	9.21	0.30	(c)	(0.48)	(0.18)	(0.30)	(0.05)	(0.02)	(0.37)
1999 - Institutional Shares	9.21	0.40	(c)	(0.47)	(0.07)	(0.40)	(0.03)	(0.02)	(0.45)
1999 - Service Shares	9.21	0.38	(c)	(0.49)	(0.11)	(0.38)	(0.01)	(0.02)	(0.41)

FOR THE PERIOD ENDED DECEMBER 31,

1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)	(0.15)	—	—	(0.15)
1998 - Class B Shares (commenced July 27)	10.00	0.14	(c)	(0.83)	(0.69)	(0.04)	—	—	(0.04)
1998 - Class C Shares (commenced July 27)	10.00	0.22	(c)	(0.91)	(0.69)	(0.10)	—	—	(0.10)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	(c)	(0.95)	(0.64)	(0.15)	—	—	(0.15)
1998 - Service Shares (commenced July 27)	10.00	0.25	(c)	(0.91)	(0.66)	(0.13)	—	—	(0.13)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$11.65	7.93%	$151,646	1.44	%(b)	3.11	%(b)	1.82	%(b)	2.73	%(b)	25%
11.70	7.55	7,712	2.19	(b)	2.34	(b)	2.32	(b)	2.21	(b)	25
11.62	7.52	5,125	2.19	(b)	2.73	(b)	2.32	(b)	2.60	(b)	25
11.68	8.21	76,790	1.04	(b)	3.36	(b)	1.17	(b)	3.23	(b)	25
11.70	8.05	2	1.54	(b)	3.20	(b)	1.67	(b)	3.07	(b)	25

11.00	31.86	122,964	1.44		4.43		1.99		3.88		49
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

8.68	(1.02)	93,443	1.44		4.14		1.96		3.62		37
8.73	(1.73)	457	2.19		3.21		2.46		2.94		37
8.66	(1.80)	697	2.19		3.38		2.46		3.11		37
8.69	(0.64)	42,790	1.04		4.43		1.31		4.16		37
8.69	(1.12)	1	1.54		4.17		1.81		3.90		37

9.20	(6.53)	19,961	1.47	(b)	23.52	(b)	3.52	(b)	21.47	(b)	6
9.27	(6.88)	2	2.19	(b)	3.60	(b)	4.02	(b)	1.77	(b)	6
9.21	(6.85)	1	2.19	(b)	5.49	(b)	4.02	(b)	3.66	(b)	6
9.21	(6.37)	47,516	1.04	(b)	8.05	(b)	2.87	(b)	6.22	(b)	6
9.21	(6.56)	1	1.54	(b)	6.29	(b)	3.37	(b)	4.46	(b)	6

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion as of June 30, 2001, in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
Mary Hoppa, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total return may not be as significant.

An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2001

01-1307 / REITSAR / 5.4K / 8-01